SUNTRUST BANKS, INC. 401(k) PLAN
Amended and Restated January 1, 2012 including amendments
through December 31, 2012

ADDENDUM C
PARTICIPATING EMPLOYERS

1.	GenSpring Holdings, Inc. (formerly, AMA Holdings, Inc.)

2.	National Commerce Bank Services, Inc.

3.	Premium Assignment Corporation

4.	Prime Performance, Inc.

5.	STB Management Corporation

6.	SunTrust Bank

7.	SunTrust Banks, Inc.

8.	SunTrust Bank Holding Company

9.	SunTrust Capital Markets, Inc.

10.	SunTrust Delaware Trust Company

11.	SunTrust Community Capital LLC (formerly, SunTrust Community Development Corporation)

12.	SunTrust Education Financial Services Corporation

13.	SunTrust Insurance Company

14.	SunTrust Insurance Services, Inc.

15.	SunTrust Investment Services, Inc.

16.	SunTrust Leasing Corporation

17.	SunTrust Mortgage, Inc.

18.	SunTrust Procurement Services, L.L.C.

19.	Teton Trust Company

20.	Transom Development, Inc.

21.	Ridgeworth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.)

*In addition, 80% or more owned entities of a company listed are also eligible when they have Eligible Employees unless otherwise excluded in accordance with the terms of the Plan document.